UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

The McClatchy Company
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2016.

THE MCCLATCHY COMPANY	Meeting Information

	Meeting Type:	Annual Meeting
	For holders as of:	March 21, 2016

Date: May 18, 2016 Time: 9:00 AM Local Time

THE MCCLATCHY COMPANY P.O. BOX 15779 SACRAMENTO, CA 95852	Location:	Vizcaya Pavilion 2019 21st Street Sacramento, CA 95818

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E03422-P73343

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E03423-P73343

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:

	01)	Elizabeth Ballantine
	02)	Clyde W. Ostler
	03)	Frederick R. Ruiz

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of Deloitte & Touche LLP as McClatchy’s independent registered public accounting firm for the 2016 fiscal year.

3.

To consider and approve a proposal to adopt an Amended and Restated Certificate of Incorporation to: (i) effect a reverse stock split of our outstanding Class A and B Common Stock at a ratio of not less than one-for-five (1:5) and not more than one-for-twenty five (1:25); and (ii) add defined terms and update certain incorrect cross references in the existing Restated Certificate of Incorporation.

NOTE: Whether or not you provide voting directions, your proxy, when properly executed, will be voted in discretion of the proxy holders upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.

E03425-P73343

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Leroy Barnes, Jr.	05)	Kevin S. McClatchy
02)	Molly Maloney Evangelisti	06)	William B. McClatchy
03)	Craig I. Forman	07)	Patrick J. Talamantes
04)	Brown McClatchy Maloney

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of Deloitte & Touche LLP as McClatchy’s independent registered public accounting firm for the 2016 fiscal year.

3.	To consider and approve a proposal to adopt an Amended and Restated Certificate of Incorporation to: (i) effect a reverse stock split of our outstanding Class A and B Common Stock at a ratio of not less than one-for-five (1:5) and not more than one-for-twenty five (1:25); and (ii) add defined terms and update certain incorrect cross references in the existing Restated Certificate of Incorporation.

NOTE: Whether or not you provide voting directions, your proxy, when properly executed, will be voted in discretion of the proxy holders upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.

E03424-P73343